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                                  [LETTERHEAD]




Glenbrook Life and Annuity Company
3100 Sanders Road
Northbrook, Illinois  60062


Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed as part of Post-Effective Amendment
No. 1 to the Registration Statement on Form N-4 (File No. 333-00999) filed by Glenbrook Life Multi-Manager Variable Account for certain variable annuity contracts. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                             Very truly yours,

                                             SUTHERLAND, ASBILL & BRENNAN



                                             By: /s/ Stephen E. Roth
                                                ---------------------
                                                Stephen E. Roth